INTERNET COMMERCE CORPORATION
                      (a development stage company)

                             Balance Sheets

                                                              Pro forma
                                             Actual            Forecast
                                            March 31,         March 31,
                                              1999               1999
                                           (Unaudited)        (Unaudited)
                                         --------------     --------------

ASSETS
Current assets:
  Cash and cash equivalents              $     492,880      $   5,892,880
  Accounts receivable                           12,768             12,768
  Prepaid expenses and other assets             28,102             28,102
                                         --------------     --------------
     Total current assets                      533,750          5,933,750

Fixed Assets                                   416,902            416,902
Software development costs                     713,851            713,851
Other Assets                                     2,700              2,700
Goodwill, net                                  391,986            391,986
                                         --------------     --------------
                                         $   2,059,189      $   7,459,189
                                         --------------     --------------
                                         --------------     --------------

LIABILITIES
Current liabilities:
  Accounts payable                       $      25,336      $      25,336
  Bridge notes, net of debt discount         1,603,732                  -
  Capital lease obligation                      94,472             94,472
  Accrued expenses                             371,034            371,034
                                         --------------     --------------
     Total current liabilities               2,094,574            490,842
                                         --------------     --------------

Capital lease obligation
  -less current portion                        132,168            132,168
                                         --------------     --------------
     Total liabilities                       2,226,742            623,010
                                         --------------     --------------
                                         --------------     --------------

Redeemable Common Stock                          5,729              5,729


STOCKHOLDERS' EQUITY
Preferred stock - par value $.01 per
 share, 5,000,000 shares authorized.
  Series A - 0 shares issued and
   outstanding at March 31, 1999
   Actual and 8,595 shares issued and
   outstanding at March 31, 1999
   Pro forma.                                        0                 86
  Series S - 175 shares issued and
    outstanding.                                     2                  2

Common Stock
  Class A - par value $.01 per share,
   40,000,000 shares authorized, one
   vote per share; 1,313,437 shares
   issued and outstanding.                      13,038             13,038
  Class B - par value $.01 per share,
   2,000,000 shares authorized, six
   votes per share; 184,954 shares
   issued and outstanding.                       1,944              1,944
Additional paid-in capital                  17,775,904         24,779,550
(Deficit) accumulated during
 development stage                         (17,964,170)       (17,964,170)
                                         --------------     --------------
     Total stockholders' equity               (173,282)         6,830,450
                                         --------------     --------------
     Total liabilities and
      stockholders' equity               $   2,059,189      $   7,459,189
                                         --------------     --------------
                                         --------------     --------------

     Total assets                                               7,459,189
     Less : Goodwill, net                                        (391,986)
     Less total liabilities                                      (623,010)
                                                            --------------
     Net tangible asset balance                                 6,444,193